UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2017

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24843	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1004 Farnam Street, Suite 400, Omaha, Nebraska		68102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (402) 444-1630

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01  Entry into a Material Definitive Agreement.

On October 25, 2017, America First Multifamily Investors, L.P. (the “Partnership”) issued, in a private placement, an additional 750,000 Series A Preferred Units representing limited partnership interests in the Partnership (the “Preferred Units”), pursuant to a follow-on subscription agreement with a financial institution, which is an existing investor in the Preferred Units, resulting in $7,500,000 in aggregate proceeds to the Partnership (the “Subsequent Closing”).  The Subsequent Closing is on substantially the same terms as the Private Placement described in the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 31, 2016 and incorporated by reference herein. Effective subsequent to this transaction, the Partnership has terminated the private offering of the Preferred Units.

The Partnership will use the proceeds received in the Subsequent Closing to acquire mortgage revenue bonds that are issued by state and local housing authorities to provide construction and/or permanent financing for affordable multifamily and student housing and commercial properties that are likely to receive consideration as “qualified investments” under the Community Reinvestment Act of 1977, as amended.  In addition, the Partnership will use the proceeds to acquire other allowable investments as provided for in the Partnership’s limited partnership agreement.

Item 3.02  Unregistered Sales of Equity Securities.

The information regarding the Subsequent Closing and Private Placement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.  The Private Placement of the Preferred Units, including the Subsequent Closing, has been undertaken in reliance upon an exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof and Rule 506(b) of Regulation D promulgated thereunder.

Item 9.01  Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.
Date: October 26, 2017

	By:	/s/ Craig S. Allen
Printed Name: Craig S. Allen
Title: Chief Financial Officer